UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material Pursuant to § 240.14a-12

WORONOCO BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 22, 2004

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Woronoco Bancorp, Inc. The meeting will be held at the Springfield-Marriott, on the corner of Boland and Columbus Avenues, Springfield, Massachusetts on Wednesday, April 28, 2004 at 10:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company’s independent auditors, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Cornelius D. Mahoney

Chairman of the Board, President and

Chief Executive Officer

WORONOCO BANCORP, INC.

31 Court Street

Westfield, Massachusetts 01085-3562

(413) 568-9141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

On Wednesday, April 28, 2004, Woronoco Bancorp, Inc. (the “Company”) will hold its annual meeting of stockholders at the Springfield-Marriott, on the corner of Boland and Columbus Avenues, Springfield, Massachusetts. The meeting will begin at 10:00 a.m., local time. At the meeting, the stockholders will consider and act on the following:

1.	The election of four directors to serve for terms of three years;

2.	The approval of the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan;

3.	The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2004; and

4.	The transaction of any other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business to come before the meeting.

Stockholders of record at the close of business on March 1, 2004 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Terry J. Bennett
Corporate Secretary

Westfield, Massachusetts

March 22, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

PROXY STATEMENT

OF

WORONOCO BANCORP, INC.

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Woronoco Bancorp, Inc. (the “Company” or “Woronoco Bancorp”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Woronoco Savings Bank (the “Bank” or “Woronoco Savings”). The annual meeting will be held at the Springfield-Marriott, on the corner of Boland and Columbus Avenues, Springfield, Massachusetts on Wednesday, April 28, 2004 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about March 22, 2004.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 1, 2004. If your shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has enclosed a vote instruction form for you to use in directing it on how to vote your shares.

As of the close of business on March 1, 2004, a total of 3,672,805 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company’s Certificate of Incorporation, recordholders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares, are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

If you are a stockholder as of the close of business on March 1, 2004, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting on the approval of the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan and the ratification of the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposals, vote against the proposals or abstain from voting. To be approved, these matters require the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting.

Voting by Proxy

This proxy statement is being sent to you by the Company’s Board of Directors for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees, “FOR” approval of the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan and “FOR” ratification of Wolf & Company, P.C. as independent auditors.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is adjourned or postponed, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact them.

Participants in Woronoco Savings Bank’s ESOP or 401(k) Plan

If you participate in the Woronoco Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Woronoco Savings Bank 401(k) Plan (the “401(k) Plan”), you will receive voting materials for each plan in which you participate that will reflect all shares you may direct the trustee to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee on how to vote the shares in the Woronoco Bancorp, Inc. Stock Fund credited to your account. The trustee will vote all shares for which it does not receive timely instructions in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to the ESOP and 401(k) Plan trustees is April 21, 2004.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings of the Board of Directors

The Company and Woronoco Savings conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2003, the Board of Directors of the Company held seven meetings and the Board of Directors of Woronoco Savings held twelve meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he or she served.

Committees of the Board of Directors of Woronoco Bancorp

Audit Committee. The Audit Committee, consisting of Joseph P. Keenan, Carmen J. Mascaro and Ann V. Schultz, meets periodically with independent auditors and management to review accounting, auditing, internal audit and financial reporting matters. This committee met four times during the year ended December 31, 2003. Each member of the Audit Committee is independent in accordance with the listing standards of the American Stock Exchange. The Board of Directors has determined that Carmen J. Mascaro is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the audit committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 3–Ratification of Independent Auditors–Audit Committee Report.”

Personnel & Compensation Committee. During 2003, the Personnel & Compensation Committee, which consisted of William G. Aiken, Francis J. Ehrhardt and D. Jeffrey Templeton, oversaw and made recommendations to the full Board of Directors on certain compensation matters. This committee met five times during the year ended December 31, 2003. Each member of the Personnel & Compensation Committee was independent in accordance with the listing standards of the American Stock Exchange. The report of the Personnel & Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Personnel & Compensation Committee Report.”

Nominating and Corporate Governance Committee. During 2003, the Nominating and Corporate Governance Committee, which consisted of Carmen J. Mascaro, Richard L. Pomeroy and Ann V. Schultz, took a leadership role in shaping the Company’s governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to the Company and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee was responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. This committee also led the Board in its annual review of the Board’s performance and recommended to the Board director candidates for each committee for appointment by the Board. The Nominating and Corporate Governance Committee met one time during the year ended December 31, 2003. Each member of the Nominating and Corporate Governance Committee was independent in accordance with the listing standards of the American Stock Exchange.

On February 18, 2004, the Company combined the Personnel & Compensation Committee and the Nominating and Corporate Governance Committee to form the Nominating, Compensation and Corporate Governance Committee, which will assume the responsibilities of each of the former two committees. This newly formed committee consists of William G. Aiken, Francis J. Ehrhardt and D. Jeffrey Templeton, all of whom are independent in accordance with the listing standards of the American Stock Exchange. The Nominating, Compensation and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix B to this proxy statement. The procedures of the Nominating, Compensation and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating, Compensation and Corporate Governance Committee Procedures.”

Attendance at the Annual Meeting. The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2003 annual meeting of stockholders, except Francis J. Ehrhardt and John B. Davies.

Directors’ Compensation

Directors’ Fees. The Bank provides all non-employee directors of the Bank with an annual retainer of $10,000 and a fee of $700 for all regular monthly and special meetings attended. Members of Board committees of the Bank receive a fee of $350 for each meeting attended. In addition, each committee chairperson receives an annual retainer of $2,000. The Company does not pay separate fees for service on its Board of Directors.

Option Grant. On January 27, 2003, all non-employee directors of the Company received stock options to acquire 3,600 shares of common stock at an exercise price of $21.60, the fair market value of the common stock on the date of grant. The options were fully exercisable on the date of grant.

Directors’ Retirement Plan. The Bank maintains a retirement plan for non-employee directors. The plan provides that upon a director’s retirement at or after attaining age 65, the director will receive a benefit of $1,000 multiplied by the director’s years of service (up to a maximum of 15 years of service), paid annually over a ten-year period. If a director terminates service with the Board prior to age 65, but after having completed five years of service, a benefit of $1,000 multiplied by the director’s years of service will be paid in annual installments over a ten-year period. If a change in control occurs, each director shall be treated as having retired at age 65 with 15 years of service.

STOCK OWNERSHIP

The following table provides information as of March 1, 2004, with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Woronoco Savings Bank Employee Stock Ownership Plan and Trust 31 Court Street Westfield, Massachusetts 01085-3562	456,495	(1)	12.4%

Third Avenue Management LLC 767 Third Avenue New York, New York 10017	390,800	(2)	10.6%

Woronoco Savings Charitable Foundation 31 Court Street Westfield, Massachusetts 01085-3562	369,360	(3)	10.1%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	267,600	(4)	7.3%

(1)	Includes 274,288 shares that have not been allocated to participants’ accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants.
(2)	Based on information disclosed in a Schedule 13G filed with the Securities and Exchange Commission on January 13, 2004.
(3)	The foundation’s gift instrument requires that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.
(4)	Based on information disclosed in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 1, 2004. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned (excluding options) (1)(2)(3)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options	Percent of Common Stock Outstanding (4)
William G. Aiken	9,657		17,689	*
Agostino J. Calheno	76,376		19,799	2.60%
John B. Davies	363		7,872	*
Susan L. DeFeo	30,539		1,500	*
Francis J. Ehrhardt	11,152		10,144	*
Joseph P. Keenan	23,546		1,000	*
Cornelius D. Mahoney	103,058		70,189	4.63%
Carmen J. Mascaro	4,386		11,144	*
Debra L. Murphy	82,310	(5)	25,799	2.92%
Richard L. Pomeroy	8,157		15,689	*
Ann V. Schultz	9,157		10,089	*
Norman H. Storey	11,657		17,689	*
D. Jeffrey Templeton	10,078		17,689	*
Robert W. Thomas	28,345		5,200	*

All Executive Officers and Directors as a Group (17 persons)	431,422		241,892	17.20%

*	Less than 1% of shares outstanding.
(1)	Includes unvested shares of restricted stock awards held in trust as part of the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan, with respect to which participants have voting but not investment power as follows: Messrs. Aiken, Ehrhardt, Keenan, Pomeroy, Storey and Templeton and Ms. Schultz—1,421 shares; Mr. Davies and Mascaro—113 shares; Mr. Calheno—7,500 shares; Ms. DeFeo—2,084 shares; Mr. Mahoney—11,976 shares; Ms. Murphy—7,500 shares; and Mr. Thomas—2,079 shares.
(2)	Includes shares held under the ESOP, with respect to which each individual has voting but not investment power as follows: Mr. Calheno—7,778 shares; Ms. DeFeo—5,675 shares; Mr. Mahoney—7,948 shares; Ms. Murphy—7,773 shares; and Mr. Thomas—5,966 shares.
(3)	Includes shares held in trust in the Woronoco Savings 401(k) Plan, with respect to which each individual has investment but not voting power as follows: Mr. Calheno—5,357 shares; Ms. DeFeo—2,800 shares; Mr. Mahoney—9,533 shares; and Ms. Murphy—9,135 shares.
(4)	Based on 3,672,805 shares of Company common stock outstanding and entitled to vote as of March 1, 2004, plus for each person, the number of shares such person may acquire within 60 days by exercising stock options.
(5)	Includes 600 shares held by Ms. Murphy’s daughter.

PROPOSAL 1 — ELECTION OF DIRECTORS

On February 29, 2004, Joseph M. Houser, Jr. retired from the Board of Directors of the Company. Following his retirement, the Board of Directors was reduced to ten members. All of the directors are independent under the listing standards of the American Stock Exchange, except for Cornelius D. Mahoney, who is Chairman, President and Chief Executive Officer of the Company. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Joseph P. Keenan, Carmen J. Mascaro, Richard L. Pomeroy and Ann V. Schultz, each of whom is a director of the Company and the Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of all of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee’s biography is as of December 31, 2003. There are no family relationships among the directors or executive officers.

Nominees for Director

JOSEPH P. KEENAN, M.D., 55, has been a self-employed physician for over
20 years in Westfield, Massachusetts. He was also the Vice President of Coldwell
Banker Keenan and Molta Assoc., the largest locally-owned real estate company in
Western Massachusetts, from 1990 until 2002. He has been a Director of Woronoco
Bancorp since its formation in 1998. He has served as a Trustee/Director of
Woronoco Savings since 1991.

CARMEN J. MASCARO, 67, was the Corporate Treasurer with Enesco
Group, Inc., formerly known as Stanhome Inc., a global marketer of quality branded gifts, collectibles and home accents, from 1993 until his retirement in 1999. He was an Enesco employee for 28 years. He joined Woronoco Bancorp and Woronoco
Savings as a Director in 2000 and had served as a Corporator of Woronoco Savings from 1994 through 1999.

RICHARD L. POMEROY, 76, was the president of Pomeroy Insurance, Inc., an insurance company in Westfield, Massachusetts, prior to his retirement in 1987.
Mr. Pomeroy has been a Director of Woronoco Bancorp since its formation in 1998.
He has served as a Trustee/Director of Woronoco Savings since 1986.

ANN V. SCHULTZ, 69, is a retired Vice President of Woronoco Savings. Ms.
Schultz has been a Director of Woronoco Bancorp since its formation in 1998. She has served as a Trustee/Director of Woronoco Savings since 1991.

Directors Continuing in Office

The following Directors have terms ending in 2005:

WILLIAM G. AIKEN, 63, has been a pharmacy manager of Brooks
Pharmacy since January 2004. Prior to that, he had been a pharmacy manager with
Super Foodmart Pharmacy and Big Y since September 1997. Mr. Aiken has been a
Director of Woronoco Bancorp since its formation in 1998. He has served as a
Trustee/Director of Woronoco Savings since 1983.

JOHN B. DAVIES, 54, was appointed Executive Vice President of
Massachusetts Mutual Life Insurance Company in 1994 and is currently an Agent
Emeritus providing high net worth counseling with a focus on tax efficiency and intergenerational transfers of wealth to clients nationwide. He joined Woronoco
Bancorp and Woronoco Savings Bank as Director in 2002 and had served as a corporator of Woronoco Savings Bank from 1998 until March 1999.

NORMAN H. STOREY, 57, has been a real estate broker with and the owner of Storey Real Estate for over 35 years. In addition, Mr. Storey was a reserve police officer for over 30 years until his retirement in 2002 and Justice of the Peace for the past ten years within the Commonwealth of Massachusetts. Mr. Storey has been a
Director of Woronoco Bancorp since its formation in 1998. He has served as a
Trustee/Director of Woronoco Savings since 1987.

The following Directors have terms ending in 2006:

FRANCIS J. EHRHARDT, 76, is a commercial real estate manager and has been a general contractor in Massachusetts since 1975. Mr. Ehrhardt has been a
Director of Woronoco Bancorp since its formation in 1998. He has served as a
Trustee/Director of Woronoco Savings since 1979.

CORNELIUS D. MAHONEY, 58, joined Woronoco Savings Bank in 1975 after five years at First Hawaiian Bank, Honolulu, Hawaii. He became President and
Chief Executive Officer of the Bank in 1986 and Chairman of the Board in 1999. He
is a past Chairman of America’s Community Bankers, a past Chairman of the
Massachusetts Bankers Association and a former Director of the Federal Home
Loan Bank of Boston. Mr. Mahoney holds an M.B.A. from Western New England
College. He was a member of the Thrift Institution Advisory Council to the Federal
Reserve Board of Governors and is a Chairman of the Board of Trustees at
Westfield State College. Mr. Mahoney has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a Trustee/Director of Woronoco
Savings since 1985.

D. JEFFREY TEMPLETON, 62, is the owner and President of The Mosher
Company, Inc., located in Chicopee, Massachusetts, a manufacturer of buffing and polishing compounds, abrasive slurries and a distributor of related grinding, polishing and lapping machinery. Mr. Templeton has been a Director of Woronoco
Bancorp since its formation in 1998. He has served as a Trustee/Director of
Woronoco Savings since 1988.

Executive Officers of the Company:

(who are not Directors)

AGOSTINO J. CALHENO, 53, is Executive Vice President of Woronoco
Bancorp and Executive Vice President of Lending and Chief Credit Officer of
Woronoco Savings. Mr. Calheno joined the Bank in 1992 and is responsible for overseeing all lending operations. Mr. Calheno received a B.B.A. from the
University of Massachusetts and is a graduate of the National School of Finance &
Management and the Executive Development Program at Fairfield University.

DEBRA L. MURPHY, 47, is Executive Vice President and Chief Financial
Officer of Woronoco Bancorp and Woronoco Savings. Mrs. Murphy has been with the Bank since 1988. She is responsible for all regulatory financial reporting, management of the investment portfolio and the oversight of the human resource and training areas of the Bank. Mrs. Murphy received a B.B.A. from the University of Massachusetts and is a graduate of the National School of Finance &
Management and the Executive Development Program at Fairfield University.

PROPOSAL 2 – APPROVAL OF THE WORONOCO BANCORP, INC.

2004 EQUITY COMPENSATION PLAN

At the annual meeting, stockholders will be asked to approve the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan (the “2004 Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on March 11, 2004.

Woronoco Bancorp believes that incentives and stock-based awards focus employees and directors on the dual objectives of creating stockholder value and promoting the Company’s success, and that equity compensation plans like the 2004 Plan help to attract, retain and motivate valued employees and directors. The Board of Directors believes that the 2004 Plan will promote the interests of Woronoco Bancorp and its stockholders and that it will give the Company flexibility to continue to provide incentives that are based on the attainment of corporate objectives and increases in stockholder value.

Woronoco Bancorp currently maintains the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan (the “1999 Incentive Plan”) and the Woronoco Bancorp, Inc. 2001 Stock Option Plan (the “2001 Option Plan”). As of March 1, 2004, 1,534 shares of Woronoco Bancorp common stock remained available for additional grants of options under the 1999 Incentive Plan and 18,993 shares of Woronoco Bancorp, Inc. common stock remained available for additional grants of options under the 2001 Option Plan. The weighted average term for options unexercised as of March 1, 2004 is 6.9 years. As of March 1, 2004, Woronoco Bancorp did not have any additional shares of common stock available for grants of restricted stock. As of March 1, 2004, 49,662 shares of unvested restricted stock remained outstanding, of which 46,564 vest on October 27, 2004. The Board of Directors approved the 2004 Plan based, in part, on its belief that the aggregate number of shares currently available for new award grants under the 1999 Incentive Plan and the 2001 Option Plan is insufficient to adequately provide for future incentives.

Summary Description of the 2004 Equity Compensation Plan

The principal terms of the 2004 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2004 Plan, which appears as Appendix C to this proxy statement.

Purposes of the 2004 Plan. The purposes of the 2004 Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of Woronoco Bancorp and its affiliates, and to assist in attracting and retaining directors, executives and other key employees with experience and ability.

Administration. The Nominating, Compensation and Corporate Governance Committee of the Board of Directors will administer the 2004 Plan. The Board of Directors or the committee may also delegate some or all of its authority with respect to the 2004 Plan to certain officers of Woronoco Bancorp to provide them with limited authority to grant awards to employees, provided that no officer may designate himself or herself as an award recipient. (The appropriate acting body, be it the Board, the committee or an officer, is referred to in this proposal as the “Administrator.”)

The Administrator has broad authority under the 2004 Plan with respect to awards granted under the 2004 Plan, including, without limitation, the authority to:

•	select the individuals to receive awards under the 2004 Plan;

•	determine the type, number, vesting requirements and other features and conditions of individual awards; and

•	interpret the 2004 Plan and award agreements issued with respect to individual awards.

Each award granted under the 2004 Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each award and may include additional provisions and restrictions as determined by the Administrator.

Eligibility. Persons eligible to receive awards under the 2004 Plan include directors, officers and employees of Woronoco Bancorp and its affiliates. All of Woronoco Bancorp’s directors, officers and employees (including all of the named executive officers of Woronoco Bancorp) are presently considered eligible for awards under the 2004 Plan.

Authorized Shares; Limits on Awards. The maximum number of shares of Woronoco Bancorp common stock that may be delivered pursuant to awards under the 2004 Plan is 70,000 shares.

The following other share limits are also contained in the 2004 Plan:

•	The maximum number of shares of common stock subject to stock options that are granted during any calendar year to any individual under the plan is twenty-five percent of the total shares reserved under the 2004 Plan.

•	The maximum number of shares of common stock that may be delivered pursuant to restricted stock awards under the plan is 50,000.

To the extent that an award is settled in cash or a form other than shares of common stock, the shares that would have been delivered had there been no cash or other settlement will not be counted against the shares available for issuance under the plan. Shares that are subject to or underlie awards that expire for any reason or are cancelled, terminated or forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Plan will again be available for subsequent awards under the plan. Shares that are exchanged by a participant or withheld by Woronoco Bancorp to satisfy tax withholding obligations under the 2004 Plan will be available for subsequent awards under the 2004 Plan.

Types of Awards. The 2004 Plan authorizes grants of stock options and restricted stock awards. The 2004 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of Woronoco Bancorp common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price for a stock option may not be less than 100% of the fair market value of a share of Woronoco Bancorp common stock on the date of grant. The maximum term of a stock option is ten years from the date of grant. The 2004 Plan provides for grants of incentive stock options, as well as non-qualified stock options (see —“Federal Income Tax Treatment of Awards Under the 2004 Equity Compensation Plan,” below).

A restricted stock award is a grant of a certain number of shares of common stock subject to the lapse of certain restrictions (such as continued service) determined by the Administrator. Participants are entitled to receive dividends and other distributions declared and paid on the shares and may also vote any unvested shares subject to their restricted stock awards.

Payments and Deferrals. Payment of awards may be made in the form of cash, common stock or combinations thereof as determined by the Administrator. The Administrator may provide for the deferred payment of awards and may determine other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Effect of Termination of Service on Awards. Generally, the Administrator will establish, in the applicable award agreement, the effect of a termination of employment or service on outstanding awards under the 2004 Plan. The Administrator may make appropriate distinctions based upon the cause of termination and the type of award.

Acceleration of Awards. Generally, and subject to limited exceptions set forth in the 2004 Plan, if any person acquires more than 20% of the outstanding common stock or combined voting power of Woronoco Bancorp, if certain changes in a majority of the Board occur over a consecutive period of two years, if stockholders prior to a transaction do not continue to own more than 50% of the voting shares of Woronoco Bancorp (or its successor or parent) following a reorganization, merger or similar corporate transaction involving Woronoco Bancorp, or if Woronoco Bancorp sells all or substantially all of its assets to a third party, then outstanding awards under the 2004 Plan will accelerate and become fully vested or payable, as applicable. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Plan.

Transfer Restrictions. Subject to certain exceptions, awards under the 2004 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient’s beneficiary or legal representative.

Adjustments. As is customary in equity compensation plans of this nature, each share limit and the number and kind of shares available under the 2004 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance standards applicable to certain types of awards, are subject to proportional adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or similar events that change the number or kind of shares outstanding, and in the case of extraordinary dividends or distributions of property to the stockholders.

Amendment or Termination of the 2004 Equity Compensation Plan. The Board may generally amend or terminate the 2004 Plan at any time and in any manner, except that the Board may not amend the 2004 Plan or awards to reprice stock options. Stockholder approval of an amendment will be required only to the extent then required by applicable law or the listing standards of any national securities exchange or national securities market where the shares of Woronoco Bancorp are listed, or as required under Section 162 of the Internal Revenue Code to preserve the intended tax consequences of the 2004 Plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2004 Plan. Adjustments as a result of stock splits or similar events will not, however, require stockholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the 2004 Plan will terminate on April 27, 2014. Outstanding awards, as well as the Administrator’s authority with respect to such awards, will generally continue following the expiration or termination of the 2004 Plan. Generally, the consent of the award recipient is required if any plan amendment materially and adversely affects the recipient.

Federal Income Tax Treatment of Awards Under the 2004 Equity Compensation Plan

The income tax consequences of the 2004 Plan under current federal law, which is subject to change, are summarized below. This summary is not intend to be exhaustive and, among other considerations, does not describe state or local tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. The 2004 Plan also provides for grants of incentive stock options, which are subject to additional requirements under the Code and have different tax consequences, as discussed below.

With respect to incentive stock options, if an optionee disposes of shares of common stock acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise (i.e., a “disqualifying disposition”), the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is includible for purposes of determining an optionee’s alternative minimum tax liability.

The aggregate fair market value of the shares for which incentive stock options granted to any employee may be exercised for the first time by such employee during any calendar year (under all Company plans) may not exceed $100,000. Recipients of incentive stock options are generally required to notify the Company within ten days of making a disqualifying disposition.

Generally, the recipient of a restricted stock award recognizes ordinary income, and Woronoco Bancorp is entitled to a corresponding deduction, equal to the fair market value of the stock at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the stock at the time of grant, and Woronoco Bancorp is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or Woronoco Bancorp upon the lapse of any applicable transfer or forfeiture restrictions.

Specific Benefits Under the 2004 Equity Compensation Plan

Woronoco Bancorp has not approved any awards under the 2004 Plan that are conditioned upon stockholder approval of the 2004 Plan and is not currently considering any specific award grants under the 2004 Plan.

Equity Compensation Plan Information

The following table sets forth information about Woronoco Bancorp common stock that may be issued upon exercise of options, warrants and rights under all of Woronoco Bancorp’s equity compensation plans as of December 31, 2003. The Company does not maintain any equity compensation plans that have not been approved by stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	504,642	$15.44	20,527

Total	504,642	$15.44	20,527

The Board of Directors recommends that you vote “FOR” approval of the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan.

PROPOSAL 3 – RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has appointed Wolf & Company, P.C. to be its auditors for the 2004 fiscal year, subject to ratification by stockholders. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of auditors.

The following table sets forth the fees billed to the Company for the year ending December 31, 2003 and 2002 by Wolf & Company, P.C.:

	2003	2002
Audit fees	$105,875	$101,375
Audit related fees(1)	18,100	26,050
Tax fees(2)	34,000	37,600
All other fees(3)	46,868	5,100

Total	$204,843	$170,125

(1)	Consists of benefit plan audits and due diligence assistance.
(2)	Consists of tax filing and tax related compliance and other advisory services.
(3)	Consists of review of information technology function.

The Audit Committee has considered whether the provision of non-audit services by Wolf & Company, P.C. is compatible with maintaining Wolf & Company, P.C.’s independence.

Pre-Approval of Services by the Independent Auditor

The Audit Committee will consider on a case-by-case basis and, if appropriate, approve all audit and non-audit services to be provided by the Company’s independent auditors. Alternatively, the Audit Committee may adopt a policy for pre-approval of audit and permitted non-audit services by the Company’s independent auditor.

The reports of the personnel & compensation and audit committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE REPORT

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent auditors.

Members of the Audit Committee

Carmen J. Mascaro, Chairman

Joseph P. Keenan

Ann V. Schultz

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the chief executive officer and for the four other highest paid executive officers of Woronoco Savings who received salary and bonus of $100,000 or more during the year ended December 31, 2003.

Long-Term Compensation
		Annual Compensation (1)		Awards
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(2)		Securities Underlying Options/SARs (#)	All Other Compensation ($)(3)
Cornelius D. Mahoney President, Chairman and Chief Executive Officer	2003 2002 2001	$325,962 306,654 291,000	$81,250 70,380 66,930	$	— — —	3,600 — —	$219,073 111,468 98,851

Agostino J. Calheno Executive Vice President - Lending	2003 2002 2001	$157,803 150,144 140,000	$31,500 27,000 25,200	$	— — —	3,600 — —	$146,881 61,960 53,452

Debra L. Murphy Executive Vice President and Chief Financial Officer	2003 2002 2001	$157,803 150,144 140,000	$31,500 27,000 25,200	$	— — —	3,600 — —	$130,777 62,057 53,488

Robert W. Thomas Senior Vice President	2003 2002 2001	$100,739 96,775 93,000	$10,000 10,000 10,000	$	— — —	1,500 1,000 —	$57,926 34,390 31,686

Susan L. DeFeo Senior Vice President	2003 2002 2001	$101,757 96,818 86,225	$15,000 10,000 10,000	$	— — —	1,500 1,000 —	$58,056 34,429 30,117

(1)	Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2)	The number and value of all unvested shares of restricted stock held by each named executive officer as of December 31, 2003 is as follows, based on $36.25, the closing price of the Company’s common stock on December 31, 2003:

	Number of Unvested Shares	Value of Unvested Shares
Mr. Mahoney	11,976	$434,130
Mr. Calheno	7,198	260,928
Ms. Murphy	7,198	260,928
Mr. Thomas	2,000	72,500
Ms. DeFeo	2,000	72,500

(footnotes continued on following page)

(3)	Consists of employer contributions to Woronoco Savings’ 401(k) plan of $12,000, $12,000,$12,000, $10,200 and $10,053, employee stock ownership plan allocations with a market value of $54,832, $54,832, $54,832, $47,726 and $48,003 and supplemental executive retirement plan allocations with a market value of $147,347, $80,049, $63,945, $0 and $0 for Messrs. Mahoney and Calheno and Ms. Murphy, Mr. Thomas and Ms. DeFeo, respectively. Also includes $3,302 attributable to the benefit of Mr. Mahoney pursuant to a split-dollar life insurance arrangement and the reimbursement of $1,592 in income taxes for Mr. Mahoney.

Option Grants in Last Fiscal Year

The following table lists all options granted to named executive officers during 2003 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company’s common stock over the life of the option.

Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Options (2)
					5%	10%
Cornelius D. Mahoney	3,600	11.9%	$21.60	January 27, 2013	$48,989	$123,638
Agostino J. Calheno	3,600	11.9	21.60	January 27, 2013	48,989	123,638
Debra L. Murphy	3,600	11.9	21.60	January 27, 2013	48,989	123,638
Robert W. Thomas	1,500	5.0	22.00	January 10, 2013	20,790	52,470
Susan L. DeFeo	1,500	5.0	22.00	January 10, 2013	20,790	52,470

(1)	Options granted to Messrs. Mahoney and Calheno and Ms. Murphy were fully exercisable on the date of grant. Options granted to Mr. Thomas and Ms. DeFeo become exercisable in five equal annual installments commencing on January 10, 2004, the first anniversary of the date of grant; provided, however, their options will be immediately exercisable upon a change in control or if the optionee terminates employment due to death or disability.
(2)	The dollar gains under these columns result from calculations required by the Securities and Exchange Commission’s rules and are not intended to forecast future price appreciation of Woronoco Bancorp common stock. It is important to note that options have value only if the price of Woronoco Bancorp common stock increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company’s common stock for Messrs. Mahoney and Calheno and Ms. Murphy would be approximately $35.21 and $55.94, respectively, and $35.86 and $56.98 for Mr. Thomas and Ms. DeFeo, respectively, as of the expiration date of the options.

Fiscal Year-End Option Value

The following table provides certain information regarding the exercise of options during 2003 and certain information with respect to the number of shares of the Company’s common stock represented by outstanding options held by the named executive officers as of December 31, 2003.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Cornelius D. Mahoney	25,322	$380,575	67,289	29,994	$1,744,479	$796,716
Agostino J. Calheno	42,966	598,284	32,621	17,996	823,610	478,019
Debra L. Murphy	38,966	521,639	36,621	17,996	929,860	478,019
Robert W. Thomas	9,000	111,713	3,200	5,300	83,358	115,743
Susan L. DeFeo	3,000	61,238	200	5,300	3,670	115,743

(1)	Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2003, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements. The Bank and the Company maintain employment agreements with Messrs. Mahoney and Calheno and Ms. Murphy. The employment agreements are intended to ensure that the Bank and the Company maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these officers.

The term of Mr. Mahoney’s Company employment agreement is five years. The other employment agreements provide for three-year terms. The Company employment agreements extend daily, unless written notice of non-renewal is given by the Company or the executive. The Bank employment agreements are renewable annually. The employment agreements provide that the executive’s base salary will be reviewed annually. The base salaries which currently are in effect for the employment agreements for Messrs. Mahoney and Calheno and Ms. Murphy are $350,000, $165,375 and $165,375, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel.

The employment agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company terminates the executive’s employment for reasons other than for cause, or if the executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining base salary and incentive compensation payments due to the executive, the value of any granted but unexercised stock options and the contributions that would have been made on the executive’s behalf to any employee benefit plans of the Bank and the Company during the remaining term of the employment agreement. The Bank and the Company would also continue and/or pay for the executive’s life, health, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict each executive’s right to compete against the Bank or the Company for a period of one year from the date of termination if his or her employment is terminated without cause, except if the termination follows a change in control. The Company agreements also provide for certain continued benefits to either the executive or his or her spouse if he or she dies or is disabled.

Under Mr. Mahoney’s Bank employment agreement and Mr. Calheno’s and Ms. Murphy’s Bank and Company employment agreements, if involuntary, or in certain circumstances, voluntary termination follows a change in control of the Bank or the Company, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments and benefits due for the remaining term of the agreement; or (2) the greater of (a) three times the average of the five preceding taxable years’ annual compensation or (b) three times the annual compensation for the most recent taxable year. The Bank and the Company would also continue the executive’s life, health, and disability coverage for the term of the agreement. Mr. Mahoney’s Company employment agreement provides that his severance payment in connection with a change of control would equal the greater of (1) the payments and benefits due for the remaining term of the agreement or (2) the greater of (a) five times his average annual compensation for the preceding five taxable years or (b) five times his annual compensation for the last preceding taxable year. The Company would continue Mr. Mahoney’s life, health and disability coverage for thirty-six months following the date of termination. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements.

Payments and benefits provided for under the employment agreements if a change in control occurs may constitute a “parachute payment” for federal income tax purposes, resulting in the possible obligation of a federal excise tax payment by the covered executive. In such case, under the employment agreements with the Company, the Company is obligated to pay to the executive an amount so as to enable the executive to retain the economic value of the payments he or she would have retained had he or she not been subject to such excise tax.

Payments to the executive under the Bank employment agreement will be guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the executive to the fullest extent legally allowable.

Change in Control Agreements. The Bank currently maintains a three-year change in control agreement with each of Mr. Thomas and Ms. DeFeo. The agreements are renewable annually. The agreements provide that if involuntary termination or, under certain circumstances, voluntary termination follows a change in control of the Company or the Bank, the executive would be entitled to receive a severance payment equal to three times their average annual compensation for the five most recent taxable years preceding termination. The Bank would also continue and pay for life, health and disability coverage for thirty-six months following termination. Payments to the executive under the agreements will be paid by the Company if payments (or other benefits) are not paid by the Bank.

Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as the supplemental executive retirement plan (the “SERP”) to provide benefits to eligible individuals (designated by the Board of Directors of the Bank or its affiliates) that cannot be provided under the ESOP as a result of Internal Revenue Code limitations (i.e., the annual excess benefit portion of the SERP). In addition to providing for annual benefits lost under the ESOP, the SERP also makes up benefits lost in the event of a change in control of the Company or the Bank prior to the complete repayment of the ESOP loan and to participants who retire prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Bank or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP and the annual excess benefit portion of the SERP had he or she participated in the ESOP throughout the term of the loan less the benefits actually provided under the ESOP and the annual excess benefit portion of the SERP on behalf of such individual. An individual’s benefits under the SERP generally become payable upon the participant’s retirement, upon a change in control of the Bank or the Company, or as determined under the ESOP. Currently, Messrs. Mahoney and Calheno and Ms. Murphy participate in the SERP.

Supplemental Executive Retirement Agreements. The Bank maintains a Supplemental Executive Retirement Agreement with each of Messrs. Mahoney and Calheno and Ms. Murphy. The agreements provide that upon termination of service on or after attaining age 65, each executive will receive a supplemental retirement benefit. The supplemental retirement benefits equal a percentage (75% in the case of Mr. Mahoney and 65% in the cases of Mr. Calheno and Ms. Murphy) of his or her final average compensation, reduced by certain amounts payable with respect to the 401(k) plan, the former pension plan and social security, multiplied by a factor related to the executive’s years of service (up to a maximum of 20 years of service) with the Bank. The agreements also provide for reduced supplemental retirement benefits if any of the executives voluntarily terminate employment, other than on account of death, disability or in connection with a change in control, prior to attaining age 65 but after having attained age 55. If the executive dies or becomes disabled prior to terminating employment, the agreements provide that the executive will receive the benefit he or she would have received had he or she terminated employment at age 65. Upon the executive’s termination of employment for good reason following a change in control, the agreements provide for a benefit determined by imputing the years of service and compensation the executive would have earned through age 65.

PERSONNEL & COMPENSATION COMMITTEE REPORT

Personnel & Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company’s Personnel & Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

Compensation Policies. The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company’s executives are also executives of the Bank and are compensated by the Bank. The members of the Personnel & Compensation Committee are three non-employee members of the Board of Directors. The compensation decision for senior officers is developed with the assistance of Thomas Warren & Associates Inc. (“Warren”), a Massachusetts-based company that specializes in compensation analysis, salary administration programs and appraisal systems.

All decisions by the Personnel & Compensation Committee relating to compensation affecting senior officers of the Bank are reviewed and approved by the full Board of Directors. The committee meets at least annually to review and make recommendations to the Board of Directors regarding the compensation of the Chief Executive Officer and other senior management members. The decisions made by the Personnel & Compensation Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain goals. Set forth below are certain considerations taken into account in determining compensation for executive officers.

Base Salaries. In determining base salaries for the Chief Executive Officer and other executive officers, the Committee reviews compensation surveys prepared by Warren to ensure that base salaries are competitive with financial institutions similar in size, locale and profile in order that the Bank attract and retain highly skilled personnel. The Bank utilizes the services of Warren to provide an ongoing, independent analysis to ensure the appropriateness of executive compensation.

Bonus Awards. Bonus compensation for executive officers generally consists of cash awards. The committee grants cash bonuses to senior management in consultation with Warren, based upon awards given at comparable institutions, the profitability and long-term planning goals of the Company and other factors regarding individual performance and accomplishments.

Stock-Based Compensation. The Company maintains the Stock-Based Incentive Plan and the Option Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Personnel & Compensation Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. The value of this component of compensation increases as the common stock of the Company appreciates in value.

Compensation of the Chief Executive Officer. The full Board of Directors, excluding the Chief Executive Officer, evaluates the performance of the Chief Executive Officer and establishes an annual salary level and bonus. The Board of Directors authorized a base salary for the Chief Executive Officer for the year 2003 of $325,962, which represented a 6.3% increase from the base salary provided in 2002. The salary was based on the overall performance of the Bank, the complexity of its operations, long term planning benchmarks and the tenure of Mr. Mahoney, who has been with the Bank for almost 30 years and its Chief Executive Officer since 1985. The Board also approved a bonus of $81,250 payable in 2004 for 2003 performance. In arriving at these amounts, the Board considered input from Warren and the Personnel & Compensation Committee.

Members of the Personnel & Compensation Committee

William G. Aiken

Francis J. Ehrhardt

D. Jeffrey Templeton

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Index and with the American Stock Exchange Savings Institutions Index. The graph assumes that $100 was invested at the close of business on March 19, 1999, the initial day of trading of the Company’s common stock. Total return assumes the reinvestment of all dividends.

	Period Ended
	03/19/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Woronoco Bancorp, Inc	$100.00	$101.70	$139.40	$195.90	$242.70	$416.70
The American Stock Exchange Index	100.00	128.70	119.40	111.10	90.80	122.90
The AMEX Savings Institutions Index	100.00	95.50	110.40	142.50	184.30	269.90

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year, each of its executive officers and directors has complied with all applicable filing requirements for transactions in Company common stock during the year ended December 31, 2003.

TRANSACTIONS WITH MANAGEMENT

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank’s policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.

The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

NOMINATING, COMPENSATION AND CORPORATE

GOVERNANCE COMMITTEE PROCEDURES

General

It is the policy of the Nominating, Compensation and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating, Compensation and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating, Compensation and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating, Compensation and Corporate Governance Committee’s resources, the Nominating, Compensation and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating, Compensation and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating, Compensation and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating, Compensation and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Nominating, Compensation and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating, Compensation and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Woronoco Savings. The Nominating, Compensation and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating, Compensation and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating, Compensation and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating, Compensation and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Qualifications

The Nominating, Compensation and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating, Compensation and Corporate Governance Committee will then evaluate the prospective nominee to determine if they possess the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;

•	financial, regulatory, accounting and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to understand financial statements;

•	familiarity with the Company’s market area and participation and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence under applicable Securities and Exchange Commission and listing definitions; and

•	current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating, Compensation and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than November 22, 2004. If next year’s annual meeting is held on a date more than 30 calendar days from April 28, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days prior to the date of the annual meeting; provided that if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Terry J. Bennett, Corporate Secretary, Woronoco Bancorp, Inc., 31 Court Street, Westfield, Massachusetts 01085-3562. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating, Compensation and Corporate Governance Committee.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Woronoco Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 1, 2004. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on March 1, 2004 upon written request to Terry J. Bennett, Corporate Secretary, Woronoco Bancorp, Inc., 31 Court Street, Westfield, Massachusetts 01085-3562.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Terry J. Bennett
Corporate Secretary

Westfield, Massachusetts

March 22, 2004

Appendix A

WORONOCO BANCORP, INC.

AUDIT COMMITTEE CHARTER

ORGANIZATION

Committee Composition. There shall be a Committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors, all of whom shall satisfy all applicable requirements of the American Stock Exchange and the Securities and Exchange Commission.

All members of the Committee must be financially literate at the time of appointment, meaning that they must have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. Additionally, the Chair of the Committee must be financially sophisticated, meaning that such person must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Meetings. The Committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the Committee or the Chair. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance.

External Resources. The Committee shall be authorized to engage independent counsel and other advisors, as the Committee requires, to carry out its responsibilities. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee, for payment to independent counsel and other advisors. In addition, the Committee shall be provided funding for ordinary administrative expenses.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors and the financial management of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to help ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities the Audit Committee will:

Independent Auditors

Be directly responsible for the appointment, compensation, retention and oversight of the independent auditors engaged to audit the financial statements of the Company and its subsidiaries (including resolution of disagreements between management and the independent auditors regarding financial reporting).

Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

Review with the independent auditors, the Company’s internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

Receive from the independent auditors a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1 and discuss with the independent auditors any relationships or services that may impact the objectivity and independence of the independent auditor. If the Committee is not satisfied with the auditors’ assurances of independence, it shall take appropriate action to ensure the independence of the internal auditor.

Approve, in advance, all audit services and all permissible non-audit services to be completed by the independent auditors. Such approval process will be designed to ensure that the independent auditors do not provide any non-audit services to the Company or any of its subsidiaries that are prohibited by law or regulation. Alternatively, the Committee may establish pre-approval policies and procedures with respect to permissible non-audit services to be performed by the external auditor.

Internal Audit Function

Review the internal audit function of the Company, the proposed audit plan for the coming year and the coordination of such plan with the independent auditors.

Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

Financial Reporting

Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

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Prepare a report for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations.

Process Improvement

Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

Review accounting and financial human resources and succession planning within the Company.

Establish procedures: (1) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

Review and reassess the adequacy of this Charter periodically as conditions dictate, but not less than annually.

Legal Duties

Investigate any matter brought to its attention within the scope of its duties.

Review and approve all related-party transactions.

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Appendix B

WORONOCO BANCORP, INC.

NOMINATING, COMPENSATION AND CORPORATE

GOVERNANCE COMMITTEE CHARTER

Mission

The Nominating, Compensation and Corporate Governance Committee (the “Committee”) is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. The Committee leads the Board in its annual review of the Board’s performance and recommends to the Board director candidates for each committee for appointment by the Board.

The Committee also takes a leadership role in shaping corporate governance policies and practices applicable to the Company and monitoring compliance with those policies and practices. In addition, the Committee oversees and makes recommendations to the Board on certain compensation matters.

Membership

The Committee shall be comprised of at least three directors, each of whom shall meet the independence requirements of the American Stock Exchange listing standards and any other applicable laws, rules and regulations governing independence, as determined by the Board. Members of the Committee and the Committee Chair shall be appointed by the Board on the recommendation of the Committee.

Duties and Responsibilities Relating to Nominations

The Committee shall have the following duties and responsibilities relating to nominations:

1.	Review the appropriateness of the size of the Board relative to its various responsibilities. Review the overall composition of the Board, taking into consideration such factors as business experience and specific areas of expertise of each Board member. Make recommendations to the Board as necessary.

2.	Consider criteria for identifying and selecting individuals who may be nominated for election to the Board, which shall reflect at a minimum all applicable laws, rules, regulations and listing standards.

3.	Recommend to the Board the slate of nominees for election to the Board at the Company’s annual meeting of stockholders.

4.	As the need arises to fill vacancies, actively seek individuals qualified to become Board members for recommendation to the Board.

5.	Consider unsolicited nominations for Board membership in accordance with guidelines developed by the Committee.

Duties and Responsibilities Relating to Corporate Governance

The Committee shall have the following duties and responsibilities relating to corporate governance:

6.	Review and assess the adequacy of the Company’s policies and practices on corporate governance and recommend any proposed changes to the Board for approval.

7.	Review and assess the adequacy of the Company’s Code of Ethics and Business Conduct and other internal policies and guidelines and monitor that the principles described therein are being incorporated into the Company’s culture and business practices.

8.	Review the Company’s business practices, particularly as they relate to preserving the good reputation of the Company.

9.	Recommend to the Board the number, identity and responsibilities of Board committees and the Chair and members of each committee. This shall include advising the Board on committee appointments and removal from committees or from the Board, rotation of committee members and Chairs and committee structure and operations.

10.	Assess the effectiveness of the Board of Directors in meeting its responsibilities and representing the long-term interests of stockholders.

11.	Report annually to the Board with an assessment of the Board’s performance and the performance of the Board committees, to be discussed with the full Board following the end of each fiscal year.

12.	Review adherence by directors to corporate policies regarding transactions with the Company.

13.	Monitor the orientation and continuing education programs for directors.

14.	Conduct an annual review of the Committee’s performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

15.	Regularly report to the Board on the Committee’s activities.

16.	Obtain advice and assistance, as needed, from internal or external legal, accounting, search firms or other advisors.

17.	Delegate responsibility to subcommittees of the Committee as necessary or appropriate.

Duties and Responsibilities Relating to Compensation

The Committee shall have the following duties and responsibilities relating to compensation matters:

18.	Prepare a report on executive compensation for inclusion in the Company’s annual meeting proxy statement, in accordance with applicable rules and regulations.

B-2

19.	Oversee the Company’s overall compensation structure, policies and programs, and assess whether the Company’s compensation structure establishes appropriate incentives for management and employees.

20.	Oversee and make recommendations to the Board with respect to any necessary changes to the Company’s stock-based plans.

21.	Periodically review and recommend to the Board the compensation structure for non-employee directors for Board and committee service.

22.	Review and approve the design of and recommend any changes to other benefit plans pertaining to officers.

23.	Review and recommend employment agreements and severance arrangements for officers, including change-in-control provisions, plans or agreements.

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APPENDIX C

WORONOCO BANCORP, INC.

2004 EQUITY COMPENSATION PLAN

1. Purpose of Plan.

The purposes of this 2004 Equity Compensation Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of Woronoco Bancorp, Inc. and its Affiliates, and to assist all such corporations in attracting and retaining directors, executives and other key employees with experience and ability.

2. Definitions.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

“Award” means one or more of the following: Restricted Stock Awards and Options.

“Board of Directors” means the board of directors of the Company.

“Change in Control” means any one of the following events occurs:

(i) Merger. The Company merges into or consolidates with another corporation, or merges another corporation into the Company and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(ii) Acquisition of Significant Share Ownership. A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner(s) of 20% or more of a class of the Company’s voting securities, but this clause (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(iii) Change in Composition of the Board of Directors. During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (iii) each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least three-fourths (3/4) of the directors who were directors at the beginning of the period shall be deemed to have been a director at the beginning of the two-year period; or

(iv) Sale of Assets. The Company sells to a third party all or substantially all of its assets.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means Woronoco Bancorp, Inc. and any entity which succeeds to the business of Woronoco Bancorp, Inc.

“Disability” means any mental or physical condition, with respect to which an individual qualifies for and receives benefits under a long-term disability plan of the Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, “Disability” shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the individual from fulfilling his duties or responsibilities to the Company or an Affiliate.

“Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

“Fair Market Value” means the closing sales price reported on the American Stock Exchange (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s).

“Incentive Stock Option” means an Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

“Non-Statutory Stock Option” means an Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

“Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

“Outside Director” means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee of the Company or an Affiliate.

“Participant” means an Employee who is granted an Award pursuant to the terms of the Plan.

“Plan” means this Woronoco Bancorp, Inc. 2004 Equity Compensation Plan.

“Restricted Stock Award” means an Award of shares of restricted stock granted to an individual pursuant to Section 6(b) of the Plan.

“Retirement” means retirement from employment with the Company or an Affiliate in accordance with the then current retirement policies of the Company or Affiliate, as applicable. “Retirement” with respect to an Outside Director means termination of service on the board(s) of directors of the Company or any Affiliate following the provision of written notice to such board(s) of directors of the Outside Director’s intention to retire.

3. Administration.

(a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

(b) Subject to the paragraph (a) of this Section 3, the Committee shall:

(i) select the individuals who are to receive grants of Awards under the Plan;

(ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

(iii) interpret the Plan and Award Agreements (as defined below); and

(iv) make all other decisions related to the operation of the Plan.

(c) Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i) the type of Award granted;

(ii) the Exercise Price for any Option;

(iii) the number of shares or rights subject to the Award;

(iv) the expiration date of the Award;

(v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

(vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4. Eligibility.

Subject to the terms of the Plan, such Employees of the Company, or of any Affiliate, as the Committee shall determine from time to time shall be eligible to participate in the Plan.

5. Shares of Common Stock Subject to the Plan; Share Limits.

5.1 Shares Available. Subject to the provisions of Section 7, the capital stock that may be delivered under this Plan shall be shares of the Company’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares.

5.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 70,000 shares. The following limits also apply with respect to Awards granted under this Plan:

(a) The maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under this Plan is 70,000 shares.

(b) The maximum number of shares of Common Stock subject to Options that may be granted during any calendar year to any one individual under this Plan is twenty-five percent (25%) of the shares reserved under the Plan.

(c) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 50,000.

5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

5.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6. Awards.

6.1 The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

(a) Stock Options.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i) Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(ii) Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii) Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)	for no consideration to: (a) any member of the individual’s Immediate Family; (b) a trust solely for the benefit of members of the individual’s Immediate Family; (c) any partnership whose only partners are members of the individual’s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren,

siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv) Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)	If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Corporation at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)	To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Corporation, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)	Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(b) Restricted Stock Awards.

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i) Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)	The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)	Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

(3)	If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(iii) Issuance of Certificates. Unless otherwise held in trust and registered in the name of the Plan trustee (if appointed by the Corporation), reasonably promptly after the date of grant of shares of Common Stock pursuant to a Restricted Stock Award, the Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan and the related Award Agreement entered into between the registered owner of such shares and Woronoco Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Woronoco Bancorp, Inc.

This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(iv) Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.

(v) Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards may vote or direct the Plan trustee to vote, as applicable, all unvested shares of Common Stock subject to their Restricted Stock Awards.

6.2 Payments and Deferrals. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee may also require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

6.3 Consideration for Awards. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(a) cash, check payable to the order of the Company, or electronic funds transfer;

(b) notice and third party payment in such manner as may be authorized by the Committee;

(c) the delivery of previously owned shares of Common Stock;

(d) reduction in the number of shares otherwise deliverable pursuant to the Award; or

(e) subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

7. Effect of Termination of Service on Awards.

7.1 General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, inter alia, the cause of termination and type of Award.

7.2 Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate’s change in status.

8. Adjustments; Acceleration Upon a Change in Control.

8.1 Adjustments. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

(a) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or Exercise Price of any or all outstanding Awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, or (5) the performance standards applicable to any outstanding Awards, or

(b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4 Automatic Acceleration of Awards. Upon a Change in Control of the Company, then each then outstanding Option shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions. Without limiting the foregoing, the Board of Directors may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

9. Miscellaneous Provisions.

9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2 Employment Status. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan

(or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5 Tax Withholding. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

(a) require the Participant (or the Participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(b) deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 9.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price, in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee’s approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

9.6 Effective Date, Termination and Suspension, Amendments.

(a) This Plan is effective as of April 28, 2004. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(c) Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

9.7 Governing Law; Construction; Severability.

(a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(b) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction. Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

REVOCABLE PROXY

WORONOCO BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 28, 2004

10:00 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Woronoco Bancorp, Inc. (the “Company”), consisting of William G. Aiken, John B. Davies, Francis J. Ehrhardt, Joseph P. Keenan, Cornelius D. Mahoney, Carmen J. Mascaro, Richard L. Pomeroy, Ann V. Schultz, Norman H. Storey and D. Jeffrey Templeton, or each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on April 28, 2004 at 10:00 a.m., local time at the Springfield-Marriott, on the corner of Boland and Columbus Avenues, Springfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Joseph P. Keenan, Carmen J. Mascaro, Richard L. Pomeroy and Ann V. Schultz

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Dated:

SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 22, 2004 and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

March 22, 2004

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Woronoco Bancorp, Inc. (the “Company”), I am forwarding to you the attached voting instruction card for you to convey your voting instructions to Investors Bank and Trust Company (the “Employer Stock Fund Trustee”), with respect to the shares of Company common stock held in the Woronoco Bancorp, Inc. Stock Fund (“Employer Stock Fund”) and credited to your account under the Woronoco Savings Bank 401(k) Plan. Also enclosed are a Proxy Statement for the Company’s Annual Meeting of Stockholders to be held on April 28, 2004 and a Woronoco Bancorp, Inc. Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of common stock credited to your account. The Employer Stock Fund Trustee will vote all shares of common stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of common stock in their 401(k) Plan accounts.

To direct the voting of your shares of common stock held in the Employer Stock Fund, you must complete and sign the enclosed vote instruction card and return it in the accompanying postage-paid envelope by April 21, 2004. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank.

Sincerely,

Cornelius D. Mahoney
Chairman, President and Chief Executive Officer

WORONOCO BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 28, 2004

10:00 a.m., Local Time

401(k) Plan

The undersigned hereby instructs the trustee to vote all shares of common stock of the Company which the undersigned is entitled to vote in the 401(k) Plan only at the annual meeting of stockholders, to be held on April 28, 2004 at 10:00 a.m., local time at the Springfield-Marriott, on the corner of Boland and Columbus Avenues, Springfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Joseph P. Keenan, Carmen J. Mascaro, Richard L. Pomeroy and Ann V. Schultz

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please be sure to sign and date this voting instruction card in the box below.

Dated:

PARTICIPANT’S SIGNATURE

The above signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 22, 2004 and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION

CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the voting instruction card in the envelope provided.

March 22, 2004

Dear Stock Award Participant:

The Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan (the “Incentive Plan”) holds 49,662 shares of common stock of Woronoco Bancorp, Inc. (the “Company”), reflecting unvested shares of restricted stock previously awarded under the Incentive Plan. As a recipient of such awards, you may direct the voting of these shares.

On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the “Trustee”). Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders to be held on April 28, 2004 and the Woronoco Bancorp, Inc. Annual Report to Stockholders.

To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, please complete and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 21, 2004. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank. The Trustee will vote all unvested shares of the Company common stock awarded to Incentive Plan participants in accordance with the instructions it receives from participants. Shares of Company common stock for which no voting instructions have been received will be voted in accordance with the instructions provided by the committee administering the Incentive Plan.

Sincerely,

Cornelius D. Mahoney
Chairman, President and Chief Executive Officer

Enclosures

Name:

Shares:

VOTE AUTHORIZATION FORM

I, the undersigned, understand that First Bankers Trust Company, N.A., the Incentive Plan Trustee, is the holder of record and custodian of all shares of unvested restricted stock of Woronoco Bancorp, Inc. (the “Company”) common stock awarded to me under the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on April 28, 2004.

Accordingly, you are to vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Joseph P. Keenan                 Carmen J. Mascaro                 Richard L. Pomeroy and Ann V. Schultz

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below:

2.	The ratification of the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of Wolf & Company, P.C., as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me in its trust capacity as indicated above. The undersigned hereby acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 22, 2004 and an Annual Report to Stockholders.

Date	Signature

Please date, sign and mail this form in the enclosed postage paid envelope no later than April 21, 2004.

March 22, 2004

Dear ESOP Participant:

On behalf of the Board of Directors of Woronoco Bancorp, Inc. (the “Company”), I am forwarding to you a vote authorization form for you to convey your voting instructions to First Bankers Trust Company, N.A. (the “ESOP Trustee”), with respect to the shares of Woronoco Bancorp, Inc. common stock held by the Woronoco Savings Bank Employee Stock Ownership Plan (the “ESOP”) Trust that are allocated to your account. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders to be held on April 28, 2004 and the Woronoco Bancorp, Inc. Annual Report to Stockholders.

As of the Record Date, March 1, 2004, the ESOP Trust held 456,495 shares of common stock, 182,211 shares of which have been allocated to participants’ accounts in the ESOP. The allocated shares of Company common stock will be voted as directed by the ESOP participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of common stock in the ESOP Trust and the allocated shares of common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

To direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 21, 2004. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Bank.

Sincerely,

Cornelius D. Mahoney
Chairman, President and Chief Executive Officer

Enclosures

Name:

Shares:

VOTE AUTHORIZATION FORM

I, the undersigned, understand that First Bankers Trust Company, (the “ESOP Trustee”), is the holder of record and custodian of all shares allocated to me of Woronoco Bancorp, Inc. (the “Company”) common stock under the Woronoco Savings Bank Employee Stock Ownership Plan Trust. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on April 28, 2004.

Accordingly, you are to vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Joseph P. Keenan                 Carmen J. Mascaro                 Richard L. Pomeroy                 and Ann V. Schultz

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below:

2.	The ratification of the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of Wolf & Company, P.C., as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above. The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Shareholders and, of a Proxy Statement dated March 22, 2004 and of the Annual Report to Stockholders.

Date	Signature

Please date, sign and return this form in the enclosed postage paid envelope no later than April 21, 2004.